                                                                    Exhibit 20.1


Chase Manhattan Auto Grantor Trust 1996-B
Statement to Certificateholders
15-Sep-00


DISTRIBUTION IN DOLLARS

            CLASS                 ORIGINAL                PRIOR           PRINCIPAL          INTEREST             TOTAL
                                      FACE            PRINCIPAL
                                     VALUE              BALANCE
                A         1,478,422,107.71        94,709,858.63       11,259,076.13        521,693.47     11,780,769.60
                B            45,725,000.00         2,929,209.62          348,223.46         16,501.21        364,724.67
           TOTALS         1,524,147,107.71        97,639,068.25       11,607,299.59        538,194.68     12,145,494.27

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
            CLASS                    PRIOR            PRINCIPAL            INTEREST             TOTAL           CURRENT
                                 PRINCIPAL                                                                    PRINCIPAL
                                    FACTOR                                                                       FACTOR
                A              64.06144641            7.6156032           0.3528718          7.968475         56.445843
                B              64.06144604           7.61560328           0.3608794          7.976483         56.445843
           TOTALS               64.0614464            7.6156032            0.353112          7.968715         56.445843


DISTRIBUTION IN DOLLARS

            CLASS            REALIZED       DEFERRED           CURRENT
                               LOSSES       INTEREST         PRINCIPAL
                                                               BALANCE
                A                   0              0     83,450,782.50
                B                   0              0      2,580,986.16
           TOTALS                   0              0     86,031,768.66

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE       PASS-THROUGH RATES
            CLASS                              CLASS           CURRENT
                                                             PASS-THRU
                                                                  RATE
                A                                  A             6.61%
                B                                  B             6.76%
           TOTALS


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


STATEMENT TO CERTIFICATEHOLDERS
                 Due Period                                                               48
                 Due Period Beg Date                                                  8/1/00
                 Due Period End Date                                                 8/31/00
                 Determination Date                                                   9/8/00
Section 5.8(iii) Servicing Fee                                                     81,365.89
Section 5.8(iii) Servicing Fee per $1000                                          0.05338454
Section 5.8(v) Pool Balance at the end of the Collection Period                86,031,768.66
Section 5.8(vi) Net Losses for Collection Period                                   55,010.67
Section 5.8(vii) Carryover Shortfall for Collection Period
                 Class A Interest                                                          0
                 Class B Interest                                                          0
                 Class A Principal                                                         0
                 Class B Principal                                                         0
                 TOTAL                                                                     0
Section 5.8(viii) Reserve Account Balance after Disbursement                   11,431,103.00
Section 5.8(ix) Specified Reserve Account Balance                              11,431,103.00
Section 5.8(x) Repurchase Amounts for Repurchased Receivables
                 By Seller                                                                 0
                 By Servicer                                                      105,887.35
                 TOTAL                                                            105,887.35
Section 5.8(xi) Advance Summary for Collection Period
                 Unreimbursed Advances for Previous Period                      3,949,553.40
                 Unreimbursed Advances for Period                               3,946,236.05
                 Change From Previous Periods                                      -3,317.35
                 Reimbursed advance from collections                              122,612.48
                 Reimbursed advance from liquidation proceeds                       8,925.59
                 Reimbursed advance from reserve account withdrawals                       0



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00
MONTHLY SERVICER REPORT


I. Available Amount in the Collection Account
                        A.  Credits
                        1.  Payments from Obligors Applied to Collection Period
                        a.  Principal Payments                                                 11,409,345.26
                        b.  Other Interest Payments                                               749,705.95
                        c.  Total                                                              12,159,051.21
                        2.  Proceeds from Repurchased Receivables
                        a.  Principal Before Cutoff Date                                                   0
                        b.  Interest Before Cutoff Date                                                    0
                        c.  Principal Payments                                                    102,807.53
                        d.  Recovery of Advance                                                     2,372.54
                        e.  Other Interest Payments                                                   707.28
                        f.  Total                                                                 105,887.35
                        3.  Reversal from Defaulted Contracts                                              0
                        4.  Recovery of Defaulted Receivables                                      42,265.71
                        5.  Advance Recoveries Before Cutoff Date
                        a.  Principal                                                                      0
                        b.  Interest                                                                       0
                        c.  Total                                                                          0
                        6.  Advance Recoveries for the Current Period
                        a.  Principal                                                                      0
                        b.  Interest                                                                       0
                        c.  Total                                                                          0
                        7.  Net Adjustments                                                                0
                        8.  Advances by Servicer                                                  128,220.72
                        9.  Reserve Fund Transfer Amount                                                   0
                        10. Overpayment from Obligors                                                      0
                        11. Total Credits                                                      12,435,424.99
                        B.  Debits
                        1.  Overpayments From Obligors                                                     0
                        2.  Advance Recovery Amount Before Cutoff Data to Seller
                        a.  Principal                                                                      0
                        b.  Interest                                                                       0
                        c.  Total                                                                          0



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


                    MONTHLY SERVICER REPORT
                    3. Reversal of Defaulted Contracts                                                      0
                    4. Reimbursement of Advance                                                    122,612.48
                    5. Total Debits                                                                122,612.48
                    C. Total Available Amount (Lines A-B)                                       12,312,812.51
II. Liquidation Proceeds on Defaulted Receivables for the Collection Period
                    A. Principal                                                                    95,146.80
                    B. Interest                                                                      8,925.59
                    C. Total                                                                       104,072.39
III. Disbursements from Collection Account
                    A. Avalaible Distribution Amount
                    1. Available Distribution Amount                                            12,312,812.51
                    2. Reserve Account Transfer Amount                                                      0
                    3. Total Distribution Amount                                                12,312,812.51
                    B. Monthly Servicing Fee                                                        81,365.89
                    C. Class A Interest Distributable Amount                                       521,693.47
                    D. Class B Interest Distributable Amount                                        16,501.21
                    E. Class A Principal Distributable Amount                                   11,259,076.13
                    F Class B Principal Distributable Amount                                       348,223.46
                    G. Return of Advanced Interest on Defaulted Receivables                          8,925.59
                    E. Deposit to Reserve Account                                                   77,026.76
IV. Monthly Disbursements
                    A. Pool Servicing Fee
                    a. Monthly Servicing Fee                                                        81,365.89
                    b. Unpaid Monthly Servicing Fee                                                         0
                    c. Total                                                                        81,365.89
                    B. Certificateholders' Interest Distributable Amount
                    Class A Monthly Interest                                                       521,693.47
                    Class A Carryover Shortfall                                                             0
                    Class A Total                                                                  521,693.47
                    Class B Monthly Interest                                                        16,501.21



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


                    Class B Carryover Shortfall                                                             0
                    Class B Total                                                                   16,501.21
                    Total for Certificates Monthly Interest                                        538,194.68
                    Total for Certificates Carryover Shortfall                                              0
                    Total for Certificates Total                                                   538,194.68
                    C. Certificateholders' Principal Distributable Amount
                    Class A Monthly Principal                                                   11,259,076.13
                    Class A Carryover Shortfall                                                             0
                    Class A Total                                                               11,259,076.13
                    Class B Monthly Principal                                                      348,223.46
                    Class B Carryover Shortfall                                                             0
                    Class B Total                                                                  348,223.46
                    Total for Certificates Monthly Principal                                    11,607,299.59
                    Total for Certificates Carryover Shortfall                                              0
                    Total for Certificates Total                                                11,607,299.59
                    D. Total Disbursements                                                      12,226,860.16
V. Payment Deficiency Amount
                    A. Scheduled monthly disbursements                                          12,226,860.16
                    B. Available Distribution Amount
                    1. Available Amount in Certificate Account                                  12,312,812.51
                    2. Excess Collections in Certificate Account                                    77,026.76
                    3. Reimbursed Advance on Defaulted Receivables from Excess Spread                8,925.59
                    4. Available Distribution Amount (Lines 1-2-3)                              12,226,860.16
                    C. Payment deficiency amount                                                            0
VI. Reserve Account Transfer Amount
                    A. Available Reserve Amount                                                 11,431,103.00
                    B. Payment Deficiency Amount                                                            0
                    C. Withdrawal for Write-Off                                                             0
                    D. Reserve Account Withdrawal (Min: Lines A and (B+C))                                  0
VII. Pool Balance Reduction Allocation for Collection Period
                    A. Beginning Pool Balance                                                   97,639,068.25
                    B. Pool Balance Reduction
                    1. Avalaible Principal
                    a. Principal Payments                                                       11,409,345.26
                    b. From Repurchased Receivables                                                102,807.53
                    c. Total                                                                    11,512,152.79
                    2. From Defaulted Receivables                                                   95,146.80
                    3. Total Pool Balance Reduction                                             11,607,299.59



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


                    C. Ending Pool Balance                                                      86,031,768.66
                    D. Allocations
                    1. Percentage Allocation
                    a. Class A                                                                         97.00%
                    b. Class B                                                                          3.00%
                    2.Monthly Principal Allocation
                    a Class A                                                                   11,259,076.13
                    b Class B                                                                      348,223.46
VIII. Delinquency and Defaults
Group 1
Period                                 Number              Delinquency Amount               Principal Balance
30-59 days                              822                    573,464.61                        3,140,482.85
60-89 days                              162                    157,653.56                          617,470.80
90-119 days                              75                     95,087.66                          253,888.50
120+149 days                             33                     38,152.50                           64,060.33
150+179 days                             15                     25,282.50                           45,216.81
180+209 days                             8                      7,451.25                             7,995.02
210+239 days                             5                      8,728.21                            10,013.46
      240+Days Delinquent                0                          0                                       0
Total                                   1120                   905,820.29                        4,139,127.77
                    B. Principal amount of loans in defaulted receivables                           95,146.80
                    C. Delinquency Percentage
                    1. Outstanding principal balance for deliquency (less than)= 60 days           998,644.92
                    2. Pool Principal Ending Balance                                            86,031,768.66
                    3. Delinquency Percentage                                                           1.16%
IX. Pool Delinquency Percentages
                    A. Delinquency Percentage for 2nd previous period                                   0.96%
                    B. Delinquency Percentage for previous period                                       1.09%
                    C. Delinquency Percentage for current period                                        1.16%
                    D. Average Deliquency Percentage                                                    1.07%
X. Portfolio Loss Ratios
                    A. Net Loss Ratio for 2nd previous period                                           0.04%
                    B. Net Loss Ratio for previous period                                               0.91%
                    1. Principal Balance of Defaulted Receivables                                   95,146.80
                    2. Principal Recoveries on Defaulted Receivables                                40,136.13
                    3. Average Pool Balance for Collection Period                               91,835,418.45
                    4. Net Loss Ratio for Current Period(12*(1-2)/3)                                    0.72%
                    D. Average Net Loss Ratio ((A+B+C) / 3)                                             0.56%



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


XI. Specified Reserve Account Balance
                    A. Calculation for Reserve Account Floor Amount
                    1. Guaranteed Floor Amount                                                              11,431,103.00
                    2. Possible Floor Amount
                    a. Principal Balance at the Beginning of Next Collection Period                         86,031,768.66
                    b. Cumulative Monthly Interest through Final Distribution Date
                    Class A Balance                                                                         83,450,782.50
                    Class A Interest Rate                                                                            6.61
                    Class A Service Rate                                                                             0.01
                    Class A Term                                                                                       25
                    Class A Interest                                                                        11,491,868.17
                    Class A Service Fee                                                                      1,738,557.97
                    Class A Total                                                                           13,230,426.14
                    Class B Balance                                                                          2,580,986.16
                    Class B Interest Rate                                                                            6.76
                    Class B Service Rate                                                                             0.01
                    Class B Term                                                                                       25
                    Class B Interest                                                                           363,488.88
                    Class B Service Fee                                                                         53,770.55
                    Class B Total                                                                              417,259.43
                    c. Possible Floor Amount equals Pool Balance + Interest + Service Fee(Lines a+b)        99,679,454.23
                    3. Reserve Account Floor (Minimum Lines 1 and 2)                                        11,431,103.00
                    B. Possible Reserve Account Amount
                    1. Reserve Account Trigger Percentages
                    a. Average Delinquency Percentage                                                               1.07%
                    b. Average Delinquency Percentage Trigger                                                       1.25%
                    c. Average Loss Ratio                                                                           0.56%
                    d. Average Loss Ratio Trigger                                                                   1.25%
                    e. Maximum Reserve Account Percentage Specified                                                 5.25%
                    f. Minimum Reserve Account Percentage specified                                                 3.25%
                    g. Reserve Account Percentage Applied                                                           3.25%
                    2. Pool Principal Balance                                                               86,031,768.66
                    3. Possible Reserve Account Amount                                                       2,796,032.48
                    C. Specified Reserve Account Balance (Max: Lines A and B)                               11,431,103.00
XII. Reserve Account
                    A. Reserve Account Balance After Disbursement from Previous Period
                    1. Reserve Account Balance After Disbursement from Previous Period                      11,431,103.00
                    2. Reserve Account Transfer Amount                                                                  0
                    3. Investment Earnings                                                                              0



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


                    4. Deposit to Reserve Account After Disbursement                                           77,026.76
                    5. Amount After Deposit                                                                11,508,129.76
                    B. Specified Reserve Account Balance                                                   11,431,103.00
                    C. Available Reserve Account Amount (Min: Lines A and B)                               11,431,103.00
                    D. Excess Amount to Seller                                                                 77,026.76
XIII. Weighted Average Coupon as of Current Period                                                            9.24921157
XIV. Weighted Average Maturity as of Current Period                                                           9.86146663



                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


MONTHLY PAYMENT REPORT

I. Monthly Disbursement to Certificateholders
                    A. Monthly Principal and Principal Carryover Shortfall
                    1. Class A                                                                             11,259,076.13
                    2. Class B                                                                                348,223.46
                    3. Total                                                                               11,607,299.59
                    B. Total Interest and Unpaid Interest
                    1. Class A                                                                                521,693.47
                    2. Class B                                                                                 16,501.21
                    3. Total                                                                                  538,194.68
                    C. Total to Certificateholders
                    1. Class A                                                                             11,780,769.60
                    2. Class B                                                                                364,724.67
                    3. Total                                                                               12,145,494.27
II. Payment Summary for Servicer
                    A. Monthly Disbursement to Servicer
                    1. Loan servicing Fee Disbursement                                                         81,365.89
                    2. Late Fees                                                                                       0
                    3. Net Investment Earnings on Collection Account                                                   0
                    4. Total Servicing Fee                                                                     81,365.89
                    B. Advance by Servicer                                                                    128,220.72
                    C. Reimbursement of Advanced Interest on Defaulted Receivables                              8,925.59
                    D. Net Transfer of Certificate Account                                                     37,929.24
III. Net Reserve Account Deposit                                                                               77,026.76
IV. Excess to Seller                                                                                           77,026.76



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00

MONTHLY BALANCE REPORT


I. Defaulted Receivable Summary
                    A. Beginning Balance
                    1. Principal                                                                           14,020,488.92
                    2. Interest                                                                               608,735.53
                    3. Total                                                                               14,629,224.45
                    B. Additions
                    1. Additions: Principal                                                                    95,146.80
                    2. Interest                                                                                 8,925.59
                    3. Total                                                                                  104,072.39
                    C. Net Recoveries
                    1. Principal                                                                               40,136.13
                    2. Interest                                                                                   356.56
                    3. Excess                                                                                   1,773.02
                    4 Total                                                                                    42,265.71
                    D. Adjustments on Excess from Recoveries                                                    1,773.02
                    E. Ending Balance
                    1. Principal                                                                           14,075,499.59
                    2. Interest                                                                               617,304.56
                    3. Total                                                                               14,692,804.15
II. Outstanding Advance Summary
                    A. Beginning Balance                                                                    3,949,553.40
                    B. Additions                                                                              128,220.72
                    C. Reimbursements
                    1. From Defaulted Receivables
                    a. From Reserve Account                                                                            0
                    b. From Recoveries of Defaulted Receivables                                                        0
                    c. From Excess Spread                                                                       8,925.59
                    d. Total                                                                                    8,925.59
                    2. Others                                                                                 122,612.48
                    D. Total                                                                                  131,538.07
                    E. Ending balance                                                                       3,946,236.05



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


III. Unreimbursed Advances of Defaulted Receivables Summary
                    A. Beginning Balance                                                                               0
                    B. Additions                                                                                8,925.59
                    C. Reimbursements
                    1. From excess reserve account                                                                     0
                    2. from recovery of defaulted receivables                                                          0
                    3. From Excess Spread                                                                       8,925.59
                    4. Total                                                                                    8,925.59
                    D. Ending Balance                                                                                  0
IV. Maturity Interest Deficiency Summary
                    A. Beginning Balance                                                                    2,721,202.76
                    B. Additions                                                                               69,940.34
                    C. Ending Balance                                                                       2,791,143.10
V. Certificate Principal Balance Summary
                    A. Beginning Balance                                                                   97,639,068.25
                    B. Montly Principal
                    1. Defaulted receivables                                                                   95,146.80
                    2. Repurchased receivables                                                                102,807.53
                    3. Principal payment                                                                   11,409,345.26
                    4. Total                                                                               11,607,299.59
                    C. Ending Balance                                                                      86,031,768.66
VI. Automobile Receivable Balance Summary
                    A. Beginning Balance                                                                   97,639,068.25
                    B. Automobile Receivables Monthly Principal
                    1. Defaulted receivables                                                                   95,146.80
                    2. Others                                                                              11,512,152.79
                    3. Total                                                                               11,607,299.59
                    A. Ending Balance                                                                      86,031,768.66
VII. Automobile Tally Summary
                    A. Beginning number of receivables                                                            26,816
                    B. Additions                                                                                       0
                    C. Deductions
                    1. Repurchased receivables                                                                        15



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


                    2. Defaulted receivables                                                                          27
                    3. Matured receivables                                                                         1,719
                    4. Total                                                                                      25,055
VIII. Weighted Average Coupon Summary
                    A.Beginning Coupon                                                                             9.24%
                    B. Ending Coupon                                                                               9.25%
IX. Weighted Average Maturity Summary
                    A. Beginning Maturity                                                                     10.7875622
                    B. Ending Maturity                                                                        9.86146663
X. Net Loss Ratio Summary
                    A. Prior periods Net Loss Ratio                                                                0.91%
                    B. Current periods Net Loss Ratio                                                              0.72%
XI. Investor Certificate Summary
                    A. Beginning Balance
                    a. Class A                                                                             94,709,858.63
                    b. Class B                                                                              2,929,209.62
                    c. Total                                                                               97,639,068.25
XII. Investor Certificate Summary
                    A. Beginning Balance
                    2. Principal Carryover Shortfall
                    a. Class A                                                                                         0
                    b. Class B                                                                                         0
                    c. Total                                                                                           0
                    3. Interest Shortfall
                    a. Class A                                                                                         0
                    b. Class B                                                                                         0
                    c. Total                                                                                           0
                    4. Total
                    a. Class A                                                                             94,709,858.63
                    b. Class B                                                                              2,929,209.62
                    4.c. Total                                                                             97,639,068.25
                    B. Scheduled Distribution Amount
                    1. Certificate Principal



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00


                    a. Class A                                                                             11,259,076.13
                    b. Class B                                                                                348,223.46
                    c. Total                                                                               11,607,299.59
                    2. Certificate Interest
                    a. Class A                                                                                521,693.47
                    b. Class B                                                                                 16,501.21
                    c. Total                                                                                  538,194.68
                    3. Total
                    a. Class A                                                                             11,780,769.60
                    b. Class B                                                                                364,724.67
                    c. Total                                                                               12,145,494.27
                    C. Disbursment for Due Period
                    1. Certificate Principal
                    a. Class A                                                                             11,259,076.13
                    b. Class B                                                                                348,223.46
                    c. Total                                                                               11,607,299.59
                    2. Certificate Interest
                    a. Class A                                                                                521,693.47
                    b. Class B                                                                                 16,501.21
                    c. Total                                                                                  538,194.68
                    3. Total
                    a. Class A                                                                             11,780,769.60
                    b. Class B                                                                                364,724.67
                    c. Total                                                                               12,145,494.27
                    D. Ending Balance
                    Principal Balance
                    a. Class A                                                                             83,450,782.50
                    b. Class B                                                                              2,580,986.16
                    c. Total                                                                               86,031,768.66
                    2. Principal Carryover Shortfall
                    a. Class A                                                                                         0
                    b. Class B                                                                                         0
                    c. Total                                                                                           0
                    3. Interest Shortfall
                    a. Class A                                                                                         0
                    b. Class B                                                                                         0
                    c. Total                                                                                           0
                    4. Total



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B
15-Sep-00

                    a. Class A                                                                             83,450,782.50
                    b. Class B                                                                              2,580,986.16
                    c. Total                                                                               86,031,768.66
XIV. Reserve Account Summary
                    A. Beginning Balance                                                                   11,431,103.00
                    B. Addition for Reserve Account Deposit                                                    77,026.76
                    C. Reduction Back to Seller
                    1. Reserve Account Withdraw                                                                        0
                    2. Excess Back to Seller                                                                   77,026.76
                    3. Total(Lines 1 & 2)                                                                      77,026.76
                    D. Ending Balance                                                                      11,431,103.00
XV. Reserve Account Percentage Summary
                    A. Current Period Percentage                                                                  11.71%
                    B. Next Period Percentage                                                                     13.29%



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION